UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: June 20, 2007

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue Bremerton, Washington (Address of principal executive offices)	98337 (Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (c) On June 20, 2007, WSB Financial Group, Inc. announced that Charles Turner has been named as the Senior Vice President/Chief Lending Officer of its subsidiary, Westsound Bank. Mr. Turner served as Chief Lending Officer at Mariner Bank from October 2002 until August 2006 when he joined Westsound Bank as the Olympic Peninsula Regional Manager. Mr. Turner possesses a degree in economics from the University of Washington and has extensive experience in banking including Commercial Lending with Viking Bank and Frontier Bank. The related press release is included in this current report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release issued by WSB Financial Group, Inc. dated June 20, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WSB FINANCIAL GROUP, INC.

(Registrant)

June 20, 2007	/s/ David K. Johnson

(Date)	David K. Johnson
Chief Executive Officer

Exhibit Index

99.1	Press Release issued by WSB Financial Group, Inc. dated June 20, 2007.